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                                                                    EXHIBIT 23.1


                         CONSENT OF ARTHUR ANDERSEN LLP


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement our report dated October 24, 2000 in J2 Communications Form 10-K for the year ended July 31, 2000 and to all references to our Firm included in this registration statement.



ARTHUR ANDERSEN LLP


Dated: July 6, 2001
Los Angeles, California